UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2009

(Exact name of registrant as specified in its charter)

Florida	000-1415277	65-0925265
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One North Federal Highway, Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561) 362-3435

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST UNITED BANCORP, INC.

FORM 8-K

CURRENT REPORT

Item 5.03. Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

On December 8, 2009, 1st United Bancorp, Inc. (the “Registrant”) held a Special Meeting of Shareholders during which the Registrant’s shareholders approved an amendment (“Authorized Share Amendment”) to the Registrant’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 60,000,000.  The effective date of the Authorized Share Amendment was December 8, 2009.

Also, effective December 8, 2009, the Board of Directors (“Board”) of the Registrant, amended and restated the Registrant’s Bylaws to conform the Bylaws to be consistent with the Registrant’s Amended and Restated Articles of Incorporation. Specifically, (i) the provision permitting shareholder action by written consent was deleted; (ii) the provision permitting shareholders to fill vacancies of the Board was deleted; (iii) the provision permitting shareholders to call a special meeting was amended to require holders of at least 50% of the outstanding shares of common stock to request the special meeting rather than 10% of the outstanding shares of common stock; and (iv) the provision permitting shareholders to remove directors was deleted. None of these amendments to the Bylaws impact the rights of shareholders because all of these changes had previously been approved by the Registrant’s shareholders at the 2008 Annual Meeting and are already reflected in the Registrant’s Amended and Restated Articles of Incorporation. These amendments to the Bylaws merely conform the Bylaws to make the Bylaw provisions consistent with the Amended and Restated Articles of Incorporation.

Also, effective December 8, 2009, the Board of the Registrant, approved amendments (“Preferred Stock Amendments”) to the Registrant’s Amended and Restated Articles of Incorporation to delete the Certificates of Designation for (i) the Series A Non-Cumulative Perpetual Preferred Stock (“Series A”) filed with the Florida Department of State (“Department”) on April 25, 2008; (ii) the Series B Non-Cumulative Perpetual Preferred Stock (“Series B”) filed with the Department on February 25, 2009; (iii) the Series C Fixed Rate Cumulative Perpetual Preferred Stock (“Series C”) filed with the Department on March 3, 2009; and (iv) the Series D Fixed Rate Cumulative Perpetual Preferred Stock (“Series D”) filed with the Department on March 3, 2009. The shares previously designated as Series A, Series B, Series C, and Series D are now deemed to be undesignated preferred stock of the Registrant and eligible to be designated and issued by the Board, as the Board deems necessary or appropriate. No shareholder approval was necessary to effect the Preferred Stock Amendments.

The foregoing descriptions of the Authorized Share Amendment and Preferred Stock Amendments are qualified in their entirety by reference to the full text of the Amendment to the Registrant’s Amended and Restated Articles of Incorporation, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference. The foregoing description of the amendments to the Registrant’s Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
3.1	Amendment to the 1st United Bancorp, Inc. Amended and Restated Articles of Incorporation
3.2	Amended and Restated Bylaws of 1st United Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST UNITED BANCORP, INC.

Date:	December 9, 2009	By:	/s/ John Marino
John Marino,
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to the 1st United Bancorp, Inc. Amended and Restated Articles of Incorporation
3.2	Amended and Restated Bylaws of 1st United Bancorp, Inc.